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                                                                  EXHIBIT 32.2

                                CERTIFICATION OF
                VINCENT J. DESOSTOA, PRINCIPAL FINANCIAL OFFICER
         PURSUANT TO 18 U.S.C. SS. 1350 AND EXCHANGE ACT RULE 15D-14(B)


         The undersigned, being the Chief Financial Officer of Seabulk Transport, Inc., general partner of Seabulk Tankers, Ltd., general partner of Seabulk Transmarine Partnership, Ltd. (the "Partnership"), does hereby certify that the Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") of the Partnership fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Partnership.




                                            /s/ VINCENT J. deSOSTOA
                                            -----------------------------------
                                            Name:   Vincent J. deSostoa
                                            Date:   March 30, 2004